4Q17 Update

4Q17 Financial Update  Quarterly loss of $11.3 million, $0.69 per diluted share  Loan loss provision of $10.6 million, or $0.42 per share  Operating loss was $0.15 per share excluding pre-tax loss on transfer of loans to held for sale of $6.0 million, a $3.6 million charge for the write-down of net deferred tax assets as a result of the Tax Cuts and Jobs Act, pre-tax regulatory remediation costs of $1.8 million, pre-tax write-down of assets held for sale of $789,000, pre-tax gain on sale of branches of $744,000 and pre-tax severance and retention accruals of $171,000  Announced the closure in 1Q18 of 6 branches, resulting in additional operating efficiencies  Tangible Common Equity/Tangible Assets was 9.12% at 12/31/17  Classified assets to capital ratio for MidSouth Bank declined to 56.1%, down from 66.8% at 9/30/17 2

4Q17 Financial Update (cont’d)  Other key operating metrics  Loans declined $52.5 million  Payoff/paydown of $25.8 million of classified relationships  Charge-offs of $8.1 million of loans rated as classified at September 30, 2017.  Continued paydown of energy portfolio – decline of $18.1 million  Core Deposits remain stable at 88% of deposit mix with low funding cost of 0.34%  4Q17 Pre-Tax, Pre-Provision earnings, operating $7.6 million vs. $8.0 million for 3Q17 3

4Q17 Asset Quality Summary  Loan loss reserve/loans 2.27% at 12/31/17 vs. 2.03% at 9/30/17  4Q17 Loan Loss Provision of $10.6 million  Total net charge-offs for quarter $8.8 million  Includes $5.7 million of charge-offs on six collateral dependent loans on non- accrual  Charge-offs on collateral dependent loans – more aggressive approach consistent with regulatory guidance  Non-performing assets $57.3 million at 12/31/17 vs. $53.9 million at 9/30/17  Includes $5.1 million of nonperforming loans held for sale  Classified/Capital (Bank Level) was 56.1% vs. 66.8% at 9/30/17  Energy loans decreased $18.1 million to 15.2% of loans, down from 16.0% at 9/30/17 4

4Q17 Energy Highlights  Energy outstandings down $18 million in 4Q, or 9.1%, to $180 million  Direct C&I – 82% of balances, Indirect – 18% (CRE and RRE)  C&I Wtd Average Maturity – 2.0 years  Nine energy-related C/Os during quarter totaling $5.1 million  Five new energy-related impairments totaling $5.2 million were identified during 4Q and three impairment charges of $286,000 were recorded related to existing impaired loans identified prior to 4Q17  Cycle to date NCO’s - $15.9 million or 6.01% of 12/31/14 energy loans  To date, during the month of January, the Bank has had 4 rating related changes to its energy portfolio  One credit in the amount of $2.5 million was downgraded to Classified from Special Mention  Two credits in the amount of $147,000 were downgraded to Classified from Pass  One credit in the amount of $11.2 million was downgraded to Special Mention from Pass 5

4Q17 Energy Highlights (cont’d)  Total criticized energy loans 37.7% of total energy loans  Down from 44.7% at 9/30/17  Total criticized down $20.6 million to $67.8 million (down 23.3%)  Eight energy-related rating changes during quarter  5 relationships downgraded to Substandard - $1.5 million  1 relationship upgraded to Special Mention - $2.5 Million  2 relationships upgraded to Pass - $3.1 Million  Reserves on C&I energy loans 7.9%; Other energy related 1.1%  Energy reserve stands at 6.6% of energy loans at 12/31/17  2 Shared National Credits – $12.2 million or 6.8% of energy loans  Unfunded Commitments – Only 19% of outstanding balances  $34.2 million at 12/31/17 - Utilization rate of 68.9% vs. 57.5% at 9/30/17  A/R – 91% of commitments, CRE 3%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $29.7 million, 2.5% of total loans 6

Energy Portfolio as of 12/31/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 7 Collateral Total $’s (Millions) % of Loan Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 53.8 29.9% 56 52 $ 1.0 0.4 Barges, Crew Boats, Marine Vessels 30.3 16.9% 21 15 2.0 3.7 Equipment 55.4 30.9% 150 80 0.7 2.8 Inventory 1.2 0.7% 3 3 0.4 2.1 CD/Mkt. Securities 2.2 1.2% 13 11 0.2 0.8 All Other 3.8 2.1% 74 63 0.1 0.0 Sub Total C & I $ 146.7 81.7% 317 224 $ 0.7 2.0 Commercial Real Estate 29.4 16.3% 57 45 0.7 10.9 Consumer Real Estate 3.3 1.8% 41 36 0.1 11.7 Other 0.3 0.1% 14 14 0.0 0.0 Sub Total Non C & I $ 32.9 18.3% 112 95 0.3 11.0 Total $ 179.7 100.0% 429 319 $ 0.6 3.7

Past Due Energy Loans as of 12/31/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 9.99% of energy loans ($’s in Millions) 8 Collateral Total $’s (Millions) % of Loan Portfolio Total Past Due $’s (Millions) % of Loan Portfolio 0-29 30-59 60- 89 90+ Non- Accruals Accounts Receivables $53.8 29.9% $ 1.01 0.6% $ 0.15 $ 0.10 $ 0.39 - $0.37 Barges, Crew Boats, Marine Vessels 30.3 16.9% 9.42 5.2% - - - - 9.42 Equipment 55.4 30.9% 4.71 2.6% 0.16 0.21 - - 4.34 Commercial Real Estate 29.4 16.3% 2.21 1.2% - 0.89 - - 1.32 Consumer Real Estate 3.3 1.8% 0.20 0.1% - - - - 0.19 Inventory 1.2 0.7% 0.54 0.3% - - - 0.06 0.48 CD/Mkt. Securities 2.2 1.2% - 0.0% - - - - - All Other 4.0 2.2% 0.36 0.2% 0.19 0.14 0.02 - 0.01 Total $ 179.7 100.0% $ 18.45 10.3% $ 0.50 $ 1.34 $ 0.42 $ 0.06 $ 16.13 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 12/31/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 9 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 4Q17 Total 3Q17 Total 4Q17 % of Loan Portfolio 3Q17 % of Loan Portfolio Prime 1 $ - $ - $ - $ 0.5 $ - $ 0.5 $ 0.7 0.3% 0.4% Excellent 2 0.0 0.1 - 1.2 - 1.2 1.1 0.7% 0.6% Above Average 3 37.1 4.4 0.1 - - 41.6 26.5 23.1% 13.4% Satisfactory 4 50.6 14.0 2.2 0.6 1.3 68.7 81.2 38.2% 41.0% Total Pass Rated $ 87.7 $ 18.4 $ 2.2 $ 2.2 $ 1.3 $ 111.8 $ 109.5 62.2% 55.3% Other Assets Special Mention 5 3.3 0.4 0.1 - - 3.8 5.0 2.1% 2.5% Substandard 6 53.5 9.5 1.0 - 0.0 64.0 83.4 35.6% 42.1% Doubtful 7 0.0 - - - - 0.0 0.0 0.0% 0.0% Total $ 144.5 $ 28.3 $ 3.3 $ 2.2 $ 1.3 $179.7 $197.8 100.0% 100.0%

Energy Loans by Risk Rating & Collateral as of 12/31/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 10 Collateral Pass Other Assets Special Mention Substandard Doubtful 4Q17 Total 3Q17 Total 4Q17 % of Loan Portfolio 3Q17 % of Loan Portfolio Accounts Receivables $ 36.3 $ 2.5 $ 15.0 $ - $ 53.8 $ 44.5 29.9% 22.5% Barges, Crew Boats, Marine Vessels 4.9 - 25.5 - 30.3 50.0 16.9% 25.3% Equipment 43.1 0.2 12.2 - 55.4 59.3 30.9% 30.0% Commercial Real Estate 19.4 0.4 9.5 - 29.4 32.9 16.3% 16.6% Real Estate 2.3 - 1.0 - 3.3 3.4 1.8% 1.7% Inventory - 0.7 0.5 - 1.2 2.1 0.7% 1.1% CD Secured 2.2 - - - 2.2 2.3 1.2% 1.1% All Other 3.7 - 0.3 0.0 4.0 3.4 2.2% 1.7% Total $ 111.8 $ 3.8 $ 64.0 $ 0.0 $ 179.6 $ 197.8 100.0% 100.0%

Energy Loans by Type of Facility as of 12/31/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 11 Facility Type Bal 12.31.17 ($'s in Millions) % of Loan Portfolio Bal 09.30.17 ($'s in Millions) % of Loan Portfolio Net Change 4Q17 Closed-End $ 98.5 54.8% $ 132.2 66.8% - $ 33.6 Revolving LOC 69.4 38.6% 59.1 29.9% 10.3 Other 11.8 6.6% 6.5 3.3% 5.2 Total $ 179.7 100.0% $ 197.8 100.0% - $ 18.2

Energy Loans Unfunded Commitment as of 12/31/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 68.9% compared to 57.5% at 09/30/2017. Revolving Lines of Credit ($’s in Millions) 12 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 84.2 $ 53.0 $ 31.1 Barges, Crew Boats, Marine Vessels 0.5 0.45 0.1 Equipment 11.6 11.6 0.0 Commercial Real Estate 3.4 2.4 1.0 Real Estate 0.4 0.3 0.1 Inventory 0.0 0.0 0.0 CD Secured 1.5 0.6 0.9 All Other 1.8 1.0 0.8 Total $ 103.4 $ 69.4 $ 34.2

Reconciliation of Non-GAAP Measures 13 12/31/2017 9/30/2017 Pre-tax, Pre-provision Earnings, Operating (Loss) earnings before income taxes (11,044)$ 2,240$ Severance and retention accruals 171 - One-time charge related to closure of branches - 903 Write-down of assets held for sale 789 - Loss on transfer of loans to held for sale 6,030 - Regulatory remediation costs 1,772 856 Gain on sale of branches (744) - Net gain on sale of securities - (338) Provision for loan losses 10,600 4,300 Pre-tax, pre-provision earnings, operating 7,574$ 7,961$ Diluted Loss Per Share, Operating Diluted loss per share (0.69)$ Effect of gain on sale of branches (0.03) Effect of severance and retention accruals 0.01 Effect of write-down of assets held for sale 0.03 Effect of loss on transfer of loans to held for sale 0.24 Effect of regulatory remediation costs 0.07 Effect of write-down of net deferred tax asset resulting from the Tax Cuts and Jobs Act 0.22 Diluted loss per share, operating (0.15)$ Tangible Common Equity to Tangible Assets Total equity 254,015$ Less preferred equity 40,988 Total common equity 213,027$ Less intangible assets 45,686 Tangible common equity C 167,341$ Total assets 1,881,152$ Less intangible assets 45,686 Tangible assets D 1,835,466$ Tangible common equity to tangible assets C/D 9.12% For the Quarter Ended